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                 INSTITUTIONAL CLASSES OF AIM EQUITY FUNDS, INC.

                                AIM CHARTER FUND
                               AIM WEINGARTEN FUND
                             AIM CONSTELLATION FUND

                        Supplement dated February 5, 1998
                    to the Prospectus dated January 15, 1997



         The second and third paragraphs on page 17 under the caption "Management -- Portfolio Managers" is deleted and replaced in its entirety by the following:

         "Lanny H. Sachnowitz and Brant H. DeMuth are primarily responsible for the day-to-day management of CHARTER. Mr. Sachnowitz is Vice President of AIM Capital and has been responsible for the Fund since 1991. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1987. Mr. DeMuth has been responsible for the Fund since 1998. He has been associated with AIM and/or its subsidiaries since 1996 and became an investment professional in 1987. Prior to 1996, Mr. DeMuth was a portfolio manager for the Colorado Public Employee Retirement Association.

         Jonathan C. Schoolar, Robert M. Kippes, David P. Barnard and Monika H. Degan are primarily responsible for the day-to-day management of WEINGARTEN. Mr. Schoolar is Senior Vice President of AIM Capital, Vice President of AIM and Senior Vice President of the Company and has been responsible for the Fund since 1987. He has been associated with AIM and/or its subsidiaries since 1986 and became an investment professional in 1983. Mr. Kippes is Vice President of AIM Capital and has been responsible for the Fund since 1994. Mr. Kippes has been associated with AIM and/or it subsidiaries since he began working as an investment professional in 1989. Mr. Barnard is Vice President of AIM Capital and has been responsible for the Fund since 1986. Mr. Barnard has been associated with AIM and/or its subsidiaries since 1982 and became an investment professional in 1973. Ms. Degan is an Investment Officer of AIM Capital and has been responsible for the Fund since 1997. She has been associated with AIM and/or its subsidiaries since 1995 and became an investment professional in 1991. Prior to 1995, Ms. Degan was a Senior Financial Analyst for Shell Oil Co. Pension Trust."